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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) July 13, 1999


                      Fleet Bank (RI), National Association
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                on behalf of the

                        Fleet Credit Card Master Trust II

              United States                               333-52583-01                           050495490
------------------------------------------    -------------------------------------    -------------------------------
     (State or Other Jurisdiction of                (Commission File Number)            (IRS Employer Identification
             Incorporation)                                                                       Number)


                  111 Westminster Street
                 Providence, Rhode Island                                              02903
 ---------------------------------------------------------     -------------------------------------------------------
         (Address of Principal Executive Office)                                     (Zip Code)

Registrant's telephone number, including area code (401) 278-5451


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5. On July 13, 1999, Orrick, Herrington & Sutcliffe LLP delivered its legality opinion with respect to Series 1999-B.

Item 6.           Not Applicable.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

                  Exhibits

                   5.1      Legality Opinion of Orrick, Herrington & Sutcliffe
                            LLP.

                  23.1 Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 5.1)

Item 8.           Not Applicable.

Item 9.           Not Applicable.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           FLEET BANK (RI), NATIONAL ASSOCIATION
                                             On behalf of the Fleet Credit Card
                                             Master Trust II



                                           By: /s/ Jeffrey A. Lipson
                                              -----------------------------
                                              Name: Jeffrey A. Lipson
                                              Title: Vice President

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                                  EXHIBIT INDEX


Exhibit                            Description
-------                            -----------

5.1            Legality opinion of Orrick, Herrington & Sutcliffe LLP

23.1 Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 5.1)